PAGE <1>
                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) October 17, 2000

                               IBM CREDIT CORPORATION
                 __________________________________________________
                 (Exact Name of Registrant as Specified in Charter)


                 Delaware                 1-8175            22-2351962
          ____________________________  _____________  ___________________
          (State or Other Jurisdiction  Commission     (IRS Employer
           of Incorporation)            File Number)   Identification No.)

          North Castle Drive, MS NCA-306
                  Armonk, New York                     10504-1785
          __________________________________________   ___________
            (Address of Principal Executive Offices)   (Zip Code)

          Registrant's telephone number, including area code (914)765-1900


                                   Not Applicable

          _____________________________________________________________
          (Former Name or Former Address, if changed Since Last Report)







          Item 5.  Other Events

          The Registrant's press release dated October 17, 2000, regarding its financial results and selected balance sheet information as of and for the period ended September 30, 2000, is attached.






          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                               IBM CREDIT CORPORATION
                                                (Registrant)

                                               By:




                                               __________________________
                                               Name:  Paula L. Summa
          Date: October 17, 2000               Title: Vice President,
                                               Finance, and Chief Financial
                                               Officer and Director


                                                                  Contact:
          Robert Braun

               IBM Credit Corporation

               914-765-6560

               rbraun@us.ibm.com

              IBM CREDIT CORPORATION REPORTS 2000 THIRD-QUARTER RESULTS


               NORTH CASTLE, New York, October 17, 2000 . . . IBM Credit

          Corporation today reported third-quarter 2000 net earnings of

          $105.0 million, an increase of 3 percent, compared with $102.3 million for the same 1999 period.  The annualized return on average equity was 18.4 percent, compared with 20.1 percent in the third quarter of 1999.

               In the third quarter of 2000, new customer financing

          originations*  for acquisition of information technology products and services increased 13 percent to $1.7 billion, compared with

          $1.5 billion in the third quarter of 1999.  New commercial financing originations,  providing working capital for inventory and accounts receivable financing, decreased 11 percent to $3.4 billion in the third quarter of 2000, compared with $3.8 billion for the same 1999 period.

               At September 30, 2000, total assets were $15.9 billion,

          compared with $16.3 billion at December 31, 1999, a decrease of 2 percent.  Retained earnings at September 30, 2000, were $1.5 billion, compared with $1.8 billion at December 31, 1999, a decrease of 17 percent.

                                       -more-






                                         -2-

               For the first nine months of 2000, net earnings were $307.9 million, an increase of 4 percent, compared with $296.0 million for the same period in 1999.  For the first nine months of 2000,

          customer financing originations* decreased 10 percent to $4.3 billion, compared with $4.8 billion for the first nine months of

          1999.  For the first nine months of 2000, commercial financing originations decreased 10 percent to $9.5 billion, compared with

          $10.6 billion for the same 1999 period.

               IBM Credit Corporation in the United States is part of the worldwide IBM Global Financing organization.  IBM Global

          Financing offers businesses of all sizes leasing and financing solutions for hardware, software and services acquired from IBM and IBM Business Partners.  Serving customers in more than 40 countries, IBM Global Financing provides a broad array of asset management services.  In addition, IBM Global Financing provides flexible commercial financing offerings for inventory, accounts receivable and acquisition financing to resellers and

          remarketers.  Visit the IBM Global Financing home page at

          www.ibm.com/financing.

          Forward-Looking and Cautionary Statements

               Except for the historical information and discussions

          contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the

          Private Securities Litigation Reform Act of 1995.  These

          statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and

          Exchange Commission.

          *New customer financing originations reflect assets either owned or managed by IBM Credit Corporation.



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